Exhibit 99.25

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                   July, 1998
          Series 1998-10A, REMIC Multi-Class Pass-Through Certificates


Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A    Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                    $      386,006.57
                                                               ---------------
        (b)    Interest                                     $    3,052,320.24
                                                               ---------------
        (c)    Total                                        $    3,438,326.81
                                                               ---------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                    $      327,936.02
                                                               ---------------
        (b)    Interest                                     $    2,591,550.50
                                                               ---------------
        (c)    Total                                        $    2,919,486.52
                                                               ---------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                    $       58,070.55
                                                               ---------------
        (b)    Interest                                     $      460,769.74
                                                               ---------------
        (c)    Total                                        $      518,840.29
                                                               ---------------

 4. Aggregate Principal Prepayments in part received in the applicable Prepayment Period:
        (a)    Principal                                    $      103,768.89
                                                               ---------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                    $    4,956,014.37
                                                               ---------------
        (b)    Interest                                     $       32,687.79
                                                               ---------------
        (c)    Total                                        $    4,988,702.16
                                                               ---------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                    $            0.00
                                                               ---------------
        (b)    Interest                                     $            0.00
                                                               ---------------
        (c)    Total                                        $            0.00
                                                               ---------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                    $            0.00
                                                               ---------------
        (b)    Interest                                     $            0.00
                                                               ---------------
        (c)    Total                                        $            0.00
                                                               ---------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                       $            0.00
                                                               ---------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                             $            0.00
                                                               ---------------

 10.    Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                    $            0.00
                                                               ---------------
        (b)    Interest                                     $            0.00
                                                               ---------------
        (c)    Total                                        $            0.00
                                                               ---------------

 11.    Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                    $      236,721.60
                                                               ---------------
        (b)    Interest                                     $        1,358.07
                                                               ---------------
        (c)    Total                                        $      238,079.67
                                                               ---------------

12.     Pool Scheduled Principal Balance:                   $  493,611,215.24
                                                               ---------------

13.     Available Funds:                                    $    8,487,476.99
                                                               ---------------

14.     Realized Losses for prior month:                    $            0.00
                                                               ---------------

15.     Aggregate Realized Losses
        (a)   Aggregate Realized Losses:          $                      0.00
                                                     -------------------------
        (b)   Deficient Valuations:               $                      0.00
                                                     -------------------------
        (c)   Debt Service Reductions:            $                      0.00
                                                     -------------------------
        (d)   Bankruptcy Losses:                  $                      0.00
                                                     -------------------------
        (e)   Special Hazard Losses:              $                      0.00
                                                     -------------------------
        (f)   Fraud Losses:                       $                      0.00
                                                     -------------------------
        (g)   Excess Bankruptcy Losses:           $                      0.00
                                                     -------------------------
        (h)   Excess Special Hazard Losses:       $                      0.00
                                                     -------------------------
        (i)   Excess Fraud Losses:                $                      0.00
                                                     -------------------------

16.      Non-Credit Losses:                                 $            0.00
                                                               ---------------

17.      Compensating Interest Payment:                     $        3,544.66
                                                               ---------------

18.      Total interest payments:                           $    2,804,966.54
                                                               ---------------

19. Interest
         Accrued         Unpaid Class
       Certificate         Interest        Interest
Class    Interest         Shortfalls        Payable           Pay-out Rate
-----    --------         ----------        -------           ------------
PO1    $        0.00   $         0.00   $         0.00       %  0.000000000
1A1    $  554,404.96   $         0.00   $   554,404.96       %  6.650000020
1A2    $  189,583.33   $         0.00   $   189,583.33       %  6.499999886
1A3    $  152,160.00   $         0.00   $   152,160.00       %  6.400000000
1A4    $   23,949.83   $         0.00   $    23,949.83       %  6.749999295
1A5    $1,120,657.73   $         0.00   $ 1,120,657.73       %  7.000000017
1A6    $  117,308.55   $         0.00   $         0.00       %  7.000000210
1A7    $   77,144.06   $         0.00   $         0.00       %  6.999999645
1A8    $    6,688.79   $         0.00   $         0.00       %  6.999998256
1A9    $        0.00   $         0.00   $         0.00       %  0.000000000
1A10   $  449,949.38   $         0.00   $   449,949.38       %  6.750000075
1R     $        0.56   $         0.00   $         0.56       % 87.000000000
1RL    $        0.56   $         0.00   $         0.56       %  6.720000000
1M     $   52,311.64   $         0.00   $    52,311.64       %  6.750000371
1B1    $   22,623.22   $         0.00   $    22,623.22       %  6.749999006
1B2    $   12,725.21   $         0.00   $    12,725.21       %  6.749999032
1B3    $   11,308.80   $         0.00   $    11,308.80       %  6.749999205
1B4    $    5,654.40   $         0.00   $     5,654.40       %  6.749999239
1B5    $    8,488.83   $         0.00   $     8,488.83       %  6.750003638

20.      Principal Distribution Amount:                     $    5,682,510.45
                                                               ---------------

21.      Principal Distribution Amount per Certificate:

                                 Principal Distribution     Accrual Amount
                                 ----------------------     --------------
        Class PO1                $             675.30       $          0.00
        Class 1A1                $               0.00       $          0.00
        Class 1A2                $               0.00       $          0.00
        Class 1A3                $               0.00       $          0.00
        Class 1A4                $               0.00       $          0.00
        Class 1A5                $         891,528.64       $          0.00
        Class 1A6                $       4,773,521.78       $    117,308.55
        Class 1A7                $               0.00       $     77,144.06
        Class 1A8                $               0.00       $      6,688.79
        Class 1A9                $         202,382.82       $          0.00
        Class 1A10               $               0.00       $          0.00
        Class SUP1               $               0.00       $          0.00
        Class 1R                 $               0.00       $          0.00
        Class 1RL                $               0.00       $          0.00
        Class 1M                 $           7,188.41       $          0.00
        Class 1B1                $           3,108.77       $          0.00
        Class 1B2                $           1,748.64       $          0.00
        Class 1B3                $           1,554.00       $          0.00
        Class 1B4                $             777.00       $          0.00
        Class 1B5                $           1,166.49       $          0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                            $              0.00
                                                               -----------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                            $              0.00
                                                               -----------------

24.     Subordinate Certificate Writedown Amount:           $              1.01
                                                               -----------------

                                                        Accumulative
                Class       Supported Shortfall     Supported Shortfall
                -----       -------------------     -------------------
                 1B1        $              0.00     $              0.00
                 1B2        $              0.00     $              0.00
                 1B3        $              0.00     $              0.00
                 1B4        $              0.00     $              0.00
                 1B5        $              0.00     $              0.00

25.     Unanticipated Recoveries:                           $              0.00
                                                               -----------------

B    Other Amounts for such Distribution Date:

1.      Prepayment Distribution Triggers satisfied:
                        Yes         No
         Class-1B1       X
         Class-1B2       X
         Class-1B3       X
         Class-1B4       X
         Class-1B5       X

 2.     Base Servicing Fee amount:                          $       103,984.65
                                                                    -----------

 3.     Supplemental Servicing Fee amount:                  $       174,631.30
                                                                    -----------

 4.     Credit Losses for prior month:                      $             0.00
                                                                    -----------

                                              Category A  Category B  Category C
 5.     Senior Percentage:            % N/A      N/A         N/A         N/A
                                        ----    -----    --------    --------

 6.     Group I Senior Percentage:
                                      % N/A      N/A         N/A         N/A
                                        ----    -----    --------    --------

 7.     Group II Senior Percentage:
                                      % N/A      N/A         N/A         N/A
                                        ----    -----    --------    --------

 8.     Senior Prepayment Percentage:
                                      % N/A      N/A         N/A         N/A
                                        ----    -----    --------    --------

 9.     Group I Senior Prepayment
        Percentage:                   % N/A      N/A         N/A         N/A
                                        ----    -----    --------    --------

 10.    Group II Senior Prepayment
        Percentage:                   % N/A      N/A         N/A         N/A
                                        ----    -----    --------    --------

 11.    Junior Percentage:            % N/A
                                        ----

 12.    Junior Prepayment Percentage:
                                      % N/A
                                        ----

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            ---  ------------
                                                     Tim Neer
                                                     Vice President,
                                                     Investor Operations